Exhibit 10.1

SIXTH SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”), dated as of June 20, 2013, among Navios Maritime Acquisition Corporation, a Marshall Islands corporation, (the “Company”), Navios Acquisition Finance (US) Inc., a Delaware corporation (together with the Company, the “Co-Issuers”), and Limnos Shipping Corporation, Skyros Shipping Corporation, Alonnisos Shipping Corporation, Makronisos Shipping Corporation, Iraklia Shipping Corporation, Thasos Shipping Corporation, Samothrace Shipping Corporation, Paxos Shipping Corporation and Antipaxos Shipping Corporation, (each a “Guaranteeing Subsidiary”), each a Marshall Islands corporation and an indirect subsidiary of the Company, the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”) and as collateral trustee (or its permitted successor) under the Indenture referred to below (the “Collateral Trustee”).

WITNESSETH

WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of October 21, 2010 providing for the issuance of 8 5/8% First Priority Ship Mortgage Notes due 2017 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Sixth Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.

4. NEW YORK LAW TO GOVERN. THIS SIXTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Sixth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Co-Issuers.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

LIMNOS SHIPPING CORPORATION

SKYROS SHIPPING CORPORATION

ALONNISOS SHIPPING CORPORATION

MAKRONISOS SHIPPING CORPORATION

IRAKLIA SHIPPING CORPORATION

THASOS SHIPPING CORPORATION

SAMOTHRACE SHIPPING CORPORATION

PAXOS SHIPPING CORPORATION

ANTIPAXOS SHIPPING CORPORATION

By:	/s/ Alexandros Laios
Name: Alexandros Laios Title: Secretary/Director

NAVIOS MARITIME ACQUISITION CORPORATION

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou Title: Secretary

NAVIOS ACQUISITION FINANCE (US) INC.

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou Title: President/Secretary

OINOUSSES SHIPPING CORPORATION ANTIPSARA SHIPPING CORPORATION PSARA SHIPPING CORPORATION

By:	/s/ Alexandros Laios
Name: Alexandros Laios Title: Secretary/Director

SHINYO DREAM LIMITED SHINYO KANNIKA LIMITED SHINYO LOYALTY LIMITED SHINYO NAVIGATOR LIMITED SHINYO OCEAN LIMITED SHINYO SAOWALAK LIMITED SHINYO KIERAN LIMITED

By:	/s/ Alexandros Laios
Name: Alexandros Laios Title: Director

AEGEAN SEA MARITIME HOLDINGS INC.

THERA SHIPPING CORPORATION

TINOS SHIPPING CORPORATION

AMORGOS SHIPPING CORPORATION

ANDROS SHIPPING CORPORATION

ANTIPAROS SHIPPING CORPORATION

CRETE SHIPPING CORPORATION

IKARIA SHIPPING CORPORATION

IOS SHIPPING CORPORATION

KOS SHIPPING CORPORATION

MYTILENE SHIPPING CORPORATION

RHODES SHIPPING CORPORATION

SIFNOS SHIPPING CORPORATION

SKIATHOS SHIPPING CORPORATION

SKOPELOS SHIPPING CORPORATION

SYROS SHIPPING CORPORATION

By:	/s/ George Achniotis
Name: George Achniotis Title: President/Director

KITHIRA SHIPPING CORPORATION ANTIKITHIRA SHIPPING CORPORATION AMINDRA NAVIGATION CO. SERIFOS SHIPPING CORPORATION FOLEGANDROS SHIPPING CORPORATION

	By:	/s/ Alexandros Laios
Name: Alexandros Laios
Title: Secretary/Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Martin Reed
Name: Martin Reed Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Martin Reed
Name: Martin Reed Title: Vice President